AXS-One

Bill Lyons
June 15, 2005

Corporate Overview

Many of the statements in this presentation are
forward-looking in nature within the meaning of the Private
Securities Litigation Reform Act of 1995. Such statements involve a number of risks and uncertainties such as competitive factors, technological development, market demand, and the Company's
ability to obtain new contracts and accurately estimate net revenues due to variability in size, scope, and duration of projects, and internal issues in the sponsoring client.

Forward Looking Statements Disclosure

Further information on potential factors that could affect the
Company's financial results are reported on Forms 10K and 10Q filed with the Securities and Exchange Commission.

2

Summary

Large and growing market opportunity

Unstructured data is exploding

E-mail growing 14x in 5 years ($177M to $2.5B)

Regulations are a forcing function

Compliance is a ‘must have’

Sarbanes-Oxley a second wave

Unique technology…more than just e-mail

Technological heritage provides scalable
solutions

Gartner rates AXS-One as visionary

Partnerships

3

AXS-One Leader in Records Compliance Management

Founded: 1978

IPO 1995: Symbol AXO (AMEX)

Vertical industries served:
          Financial Services – Banking,
          Brokerage, Insurance, Health Care,
          Life Sciences, Manufacturing,
          Government, Transportation,
          Hospitality

Headquarters: Rutherford, NJ

Global Offices: US, UK, Australia, Singapore,
Hong Kong, South Africa

Size: $38M Revenue, 245 Employees

Highlights

Best Practices in Storage – Computerworld /
Storage Networking World, April ’05

Lotus Advisor Editors’ Choice Gold Award –
Compliance Category, February ’05

4

Re-invented

~$30 Million Foundation

Premier accounts from Global 2000

Stable modest growth as economy improves

Cash cow to finance growth in new business

~$10 Million New Business

Products did not exist 2 years ago

Rapid growth potential in

Records Compliance Management

E-mail Archive-Retrieval

SAP-Link

Positioned in growth markets that are spending

and driven by regulation

5

Revenues expected to
approach $177 million by 2004,
and grow to over $2.5 billion
by 2008

Market Opportunity

E-Mail Archiving

Market to Grow 25% to
Over $420 Million in 2005

Compliance

Market opportunity includes
12 million users, over 67,000
installations worldwide and
almost 40,000 customers

SAP Archive

6

Other
21%
SOX
40%
SEC
8%
FDA
7%
HIPAA
24%

© 2004 AXS-One Inc. All rights reserved.

Planned Compliance Spending

“ …Between 2005 and 2009, companies will spend more

than $80B on compliance-related work. .”

Source: AMR Research 2005

7

Millions

© 2004 AXS-One Inc. All rights reserved.

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

$1,600

2003

2004

2005

2006

2007

Outsourcers

Vendors

E-Mail Archiving Revenue Forecast ($M), 2003-2007

May 2003 The Radicati Group, Inc

Worldwide E-Mail Archiving Vendors

                                                                     2003                       2004                       2005                      2006                       2007

Worldwide ($ M)                         $126                      $208                      $354                      $613                    $1,073

Worldwide E-Mail Archiving Outsourcers

                                                                     2003                       2004                       2005                      2006                       2007

Worldwide ($ M)                          $38                          $68                        $123                      $230                      $449

Worldwide E-Mail Archiving Market

                                                                     2003                       2004                      2005                      2006                       2007

Worldwide ($ M)                         $164                      $276                      $477                      $843                    $1,522

8

A Few Facts and Figures

21% of all employers have
employee e-mail
subpoenaed by courts &
regulators

13% of lawsuits are
triggered by employee
e-mail

65% of companies lack
e-mail retention policies

94% of companies fail to
retain & archive IM

46% of companies offer
employees NO e-mail
policy training

50% of workplace IM users
send/receive risky content
including attachments,
jokes, gossip, confidential
info, porn

Source:      2004 Workplace E-Mail and IM Survey from American Management Association and The ePolicy Institute.

9

A few more facts and figures

Archiving saves up to 80% in storage costs. - Osterman Research

Each additional dollar of compliance spending saves organizations, on average, $5.21 in heightened avoidance of legal liabilities, harm to the organization's reputation and lost productivity. - The General Counsel
Roundtable

Over the past three years, 71% of organizations have been required to search through back-up tapes to retrieve one or more e-mails in response to a request from legal, HR, etc. - Osterman Research

39% of organizations have been ordered by a court or regulatory body to produce employee e-mail - Osterman Research

$15 - $30M average liability for discovery searches - Meta Group

10

Countrywide Financial

"We expect to reduce mail storage on production e-mail
systems by 40% to 45% based on early results."

"$1,000,000 saving in operational e-mail management
within the first two years."

"The solution pays for itself with your first discovery
order."

“We put several top-rated archival solutions from some
of the industry’s largest vendors through a rigorous
testing process, and we selected the AXS–One
Compliance Platform on the merits of its overall
performance, flexibility and scalability.” Ken Norland,
SVP Messaging

11

ISO
FDA
FSA
BSi

©2004 AXS-One Inc. All rights reserved.

The International Minefield of Digital Data Regulatory
Compliance

More than 15,000 regulations worldwide, and growing

Electronic Ledger Storage Law
(Japan)

11MEDIS-DC
(Japan)

SEC 17a-4 (U.S.)

HIPAA (U.S.)

FDA 21 CRF
Part 11

ISO

ISO/PRFTR15801

ISO/WD18509

Sarbanes-Oxley Act (U.S.)

AIPA (Italy)

GDPdU & GoBS
(Germany)

BSI PD5000 (U.K.)

Public

Record

Office (U.K.)

NF Z 42-013
(France)

Financial

Services

Authority (U.K.)

Source: StorageTek

12

June 14th - Perot contests e-mail archive crawl in £2m defamation case

© 2004 AXS-One Inc. All rights reserved.

Why Records Compliance Management

July 22nd - Judge Sanctions UBS
For Missing or Late E-Mails

July 19th - NASD Fines Citigroup,
Merrill Lynch and Morgan Stanley a
Total of $750,000 for Failing to
Comply With Discovery Obligations
in Arbitrations

July 28th - Citi, Goldman Fined by
NASD on Bond Probe

July 21st - Judge Fines Philip Morris
$2.75 Million for E-Mail Destruction

November 5th SEC Fines Wachovia $37.M

"The substantial penalty here reflects not only the seriousness of the disclosure violations but also the company's failure to meet its legal obligations in the course of an SEC investigation," the SEC's enforcement director, Stephen Cutler, said in a statement.

October 20th "General Motors (GM) and Ford Motor (F), the two biggest auto companies in the world,

and Delphi, the largest auto-parts supplier, said the SEC has asked them for documents,

e-mail and other information about pension calculations and rate-of-return assumptions."

"At an e-discovery conference in New York in February, one ExxonMobil lawyer complained that the company spends $1.9 million a month on extra backup tapes for litigation -- a sum that doesn't include either the cost of storage or administrative hassle.

13

Markets

           Image     Document       Forms        BPM
         Collaboration       Search       Web-Content
           COLD       E-Mail Archival      Compliance

Enterprise Content Management

       Books & Records      E-Mail Archival & Retrieval
        IM       Pre & Post Review       BPM      Retention
       Legal-Discovery       Hygiene      Digital-Call Mgr

Records Compliance Management

14

E-Mail Archive & Retrieval Market

Enterprise Content Management

IBM - iLumin

HP – Persist

FileNet

EMC-Documentum-Legato

Open Text – IXOS

Vignette – Tower Technology

Interwoven – iManage

Stellant - Optika

System Integrators

Accenture

EDS

IBM

KPMG

Mid-Range

Storage Vendors

IBM

EMC

SUN & AXO

HDS

HP

StorageTek

NetApp

E-Mail Vendors

EMC - Legato

HP - Persist

Open Text - IXOS

Veritas – KVS

AXS-One

IBM –iLumin

FileNet

E-Mail ASP Model

Zantaz w/ EDUCOM

Sector with AXO

EDS-SUN-BT

15

Retention Manager

Books

and

Records

E-Mail

Images

Instant

Messages

SAP

Compliance

Active Archive &  Workflow

Other

Portal

Future Applications

Records Compliance Management

16

Classify and
Categorize

Disposition
Management

Destruction

Policy

Engine

Business
Artifact
Repository
(Archive)

Records
Management

Portal Search

Custom Applications

  Native Interfaces

Archive

Declaration

IM

Paper Records

Voice

Video

SAP

Other ERP Systems

CRM

P r o c e s s  M a n a g e m e n t

LotusNotes

SAP

Siebel

FileNet

Other

Web Services

Legal
Discovery

Active Case
Management

Supervision

Presentment

Mail Systems

Desktop Docs

PDFs

Print Streams

Microsoft Exchange

Windows Explorer
  / Desktop

17

Challengers
Leaders
Ability to Execute
IBM
Mobius
Open Text
BMC
Hyland
EMC
RSD
Systemware
Computer Associates
Vignette
Beta
AXS-One
FileNet
Macro 4
Captaris
Redwood Software
Stellent
Jack Henry & Assoc.
Feith
Datawatch
Levi, Ray & Shoup
Global 360
Cypress
ClearStory Systems
Acartus
FormScape
As of March 2005
Niche Players
Visionaries
Completeness of Vision

©2004 AXS-One Inc. All rights reserved.

AXS-One Leading Visionary – 2005 IDARS Positioning

18

Challengers
Leaders
Ability to Execute
Veritas KVS
EMC Legato
IBM
Open Text IXOS
Lumir
CommVault
C2C
ZipLip
AXS-One
Zantaz Educom
As of April 2005
Niche Players
Visionaries
Completeness of Vision

© 2004 AXS-One Inc. All rights reserved.

Gartner Magic Quadrant – E-mail Archiving

19

How the approaches stack up?

7

19

33

98

60

80

88

Comparative total (120 total)

0

0

0

9

7

9

9

Multiple Archiving Media

0

0

0

9

3

2

6

Multiple Retrieval Methods

0

0

0

8

0

8

8

Records Management

0

0

0

8

2

9

7

Compliance Support

0

0

0

8

5

5

9

Flexible archiving formats

0

0

0

8

3

9

6

Litigation and Policy Support

0

6

6

7

6

9

6

Central Administration

0

6

6

8

6

9

7

Policy Based (automated) Archiving

4

7

7

8

8

3

8

Manual Archiving

0

0

6

8

5

4

7

Multiple Client Access

0

0

1

9

8

4

7

User access of archive from mail file

3

0

7

8

7

8

9

Remove data from messaging storage

P-drive

Delete

Domino

AXS-One

IXOS

Legato

IBM

E-Mail Archiving Features

20

Customer Value Proposition

Target Customer

10,000 Users

Multiple types of e-mail

Committed to compliance

More than just e-mail

ROI

Operational savings from better managing storage

Servers and Storage

FTE savings for audits and managing databases

Best Practices

Potential soft dollar savings

Reputation

Litigation

Administration

Fines

AXS-One WINS!

21

Partners

Hosting ASP Partners

     Sector/SIAC

     Redfile

Reseller

     SUN Microsystems

Software

    Group Technologies

Integrated Storage

    EMC Centera

    Network Appliance SnapLock

Instant Messaging

    IMlogic

    FaceTime

22

Gurus

Analysts

Compliance Experts

Press

Global Partners,  Resellers

Global 2000

Sun – Resellers – Partners - Direct

Mid-size Business

Resellers    –    Partners     -    Hosted

SMB

Resellers      -     ASP’s     -     Hosted

Channel Strategy

24

3 Months ending March 31, (in millions) 2005	2004
Revenue		
License	1.0	2.5
Services	7.0	8.5
Total	**$ 8.0**	**$11.0**
Expenses	**$11.0**	**$10.0**
Op. income	**(3.0)**	**.8**
Net income	**(3.2)**	**.8**
EPS	**($0.11)**	**$0.03**

©2004 AXS-One Inc. All rights reserved.

Financial Results

25

Market Segments

Operational E-mail

Moving toward compliance and legal search

Broker-Dealers

US is re-evaluating

International starting RFP process

Global 2000

Early Adopters moving forward

Industry focus (Insurance, Government, Pharmaceuticals)

Managed Service

Vendors lining up

26

Summary

Large and growing market opportunity

Unstructured data is exploding

E-mail growing 14x in 5 years ($177M to $2.5B)

Regulations are a forcing function

Compliance is a ‘must have’

Sarbanes-Oxley a second wave

Unique technology…more than just e-mail

Technological heritage provides scalable
solutions       Best of Breed

Gartner rates AXS-One as visionary

Partnerships      Last Independent

27

AXS-One

Thank You

Corporate Overview